UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 18, 2020

Date of Report (Date of earliest event reported)

ODYSSEY GROUP INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

333-200785

(Commission File Number)

Nevada	47-1022125
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2372 Morse Ave., Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

(619) 832-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 par value)	ODYY	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 18, 2020, Odyssey Group International, Inc. entered into Amendment No. 1 to the Purchase Agreement (the “LPC Purchase Agreement”) with Lincoln Park Capital Fund, LLC, an Illinois limited liability company that was entered into on August 14, 2020. The LPC Purchase Agreement is amended to reduce the Accelerated Purchase Floor Price, Additional Accelerated Purchase Floor Price, and Regular Floor Price from $0.20 to $0.10.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the Purchase Agreement, dated August 14, 2020, by and between Odyssey Group International, Inc. and Lincoln Park Capital Fund, LLC
10.2	Purchase Agreement, dated August 14, 2020, by and between Odyssey Group International, Inc. and Lincoln Park Capital Fund, LLC (incorporated by reference)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY GROUP INTERNATIONAL, INC.

Date: November 19, 2020	By:	/s/ Joseph Michael Redmond
Name: Joseph Michael Redmond
Title: Chief Executive Officer

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